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                                  EXHIBIT 99(a)

  CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        Pursuant to 18 U.S.C. Section 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Nautica Enterprises, Inc. (the "Company") hereby certifies that:

        (i) the accompanying Quarterly Report on Form 10-Q of the Company for the quarterly period ended November 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                               By: s/ Harvey Sanders
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                                                   Harvey Sanders
                                                   Chief Executive Officer

Date:  January 10, 2003
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